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                                                                   EXHIBIT 10(w)


                                CARSEN GROUP INC.
                                   as Borrower


                                     - and -


                             CANTEL INDUSTRIES, INC.
                                  as Guarantor


                                     - and -


                             NATIONAL BANK OF CANADA
                                    as Lender


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                         SECOND LOAN AMENDING AGREEMENT

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                           Dated as of April 19, 1996

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            NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows


                                    ARTICLE I

                                 INTERPRETATION

1.1 Defined Terms. In this Second Loan Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided:

            "Second Loan Amending Agreement", "herein", "hereby", "hereof" and similar expressions mean or refer to this Second Amending Agreement.

In this Second Loan Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, or unless so stated to the contrary in this Second Loan Amending Agreement, the words and expressions herein contained, which are defined in the Loan Agreement, shall have the meanings given to such words and expressions in the Loan Agreement.

1.2 Interpretation not Affected by Headings, etc. The division of this Second Loan Amending Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the Construction or interpretation hereof.

                                   ARTICLE II

                         AMENDMENT TO THE LOAN AGREEMENT

2.1 Amendments to Section 1.01 of the Original Loan Agreement. (1) The definition of "Commitment" in Section 1.01 of the Original Loan Agreement, as amended by Subsection 2(3) is hereby deleted in its entirety and the following substituted therefor:

            "Commitment" means, subject to any reduction made in accordance with
            Section 2.16, (i) for the period from the Closing Date to December 31, 1997, up to U.S. $7,500,000 (or the Equivalent Cdn. $ Amount); and (ii) for the period from January 1, 1998 to December 31, 1998, up to such amount as may be requested by the Borrower and agreed to by the Lender in its sole discretion.

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(2) The definition of "Foreign Exchange Hedging Arrangement" in Section 1.01 of
the Original Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Foreign Exchange Hedging Arrangement" means any agreement under which the Lender provides foreign exchange rate protection in respect of any currency (other than Canadian dollars).

(3) The definition of "Lending Limit" in Section 1.01 of the Original Loan Agreement, as amended by Subsection 2(8) of the First Loan Amending Agreement, is hereby deleted in its entirety and the following substituted therefor:

            "Lending Limit" means, subject to any reduction made in accordance with Section 2.16, (i) for the period from the Closing Date to December 31, 1997, the lesser of U.S. $7,500,000 (or the Equivalent Cdn. $ Amount) and the Margin Requirement; and (ii) for the period from January 1, 1998 to December 31, 1998, subject to extension of the Repayment Date, the lesser of (y) such amount as may be requested by the Borrower and agreed to by the Lender in its sole discretion, and (z) the Margin Requirement.

(4) The definition of "Margin Requirement" in Section 1.01 of the Original Loan Agreement, as amended by Subsection 2(10) of the First Loan Amending Agreement, is hereby deleted it in its entirety and the following substituted therefor:

            "Margin Requirement" means the amount by which:

            (A) the sum of:

                  (i)   85% of Division Eligible Accounts Receivable; and

                  (ii)  75% of Eligible Accounts Receivable; and

                  (iii) the lesser of (y) the sum of 85% of Division Eligible
                        Accounts Receivable and 75% of Eligible Accounts Receivable and (z) 50% of Eligible Inventory, and 40% of Division Sample Inventory to a maximum of, in the case of Division Sample Inventory, $1,000,000 (reducing to
                        (i) 30% to a maximum of $750,000 from and after January 1, 1997; and (ii) 20% to a maximum of $500,000 from and after January 1, 1998).

                  exceeds (B) the amount of liabilities owing by the Borrower which are capable of comprising a lien or trust claim under relevant

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                  legislation in respect of the assets of the Borrower ranking or capable of ranking in priority to the Security.

(5) The definition of "Repayment Date" in Section 1.01 of the Original Loan Agreement, as amended by subsection 2(12) of the First Loan Amending Agreement, is hereby deleted and the following substituted therefor:

            "Repayment Date" means, in respect of repayment of all Accommodations made hereunder, December 31, 1997, or such other date as determined pursuant to Section 8.06.

2.2 Amendment to Article II of the Original Loan Agreement. The Original Loan Agreement is amended to add the following section, as part of Article II, immediately following section 2.15 thereof:

            Section 2.16. Reduction of Commitment and Lending Limit. The Borrower may, at its election, permanently reduce the Commitment and the Lending Limit by providing at least 30 Business Days' prior notice in writing to the Lender, which notice shall set out the amounts of the respective reductions, which amounts shall be in integral multiples of U.S. $50,000.

2.3 Amendment to Section 6.03 of the Original Loan Agreement. Paragraph 6.03(1) of the Original Loan Agreement is hereby deleted in its entirety.

2.4 Amendment to Schedule 3 to the Original Loan Agreement. Schedule 3 to the Original Loan Agreement is hereby amended by deleting the paragraph set out next to the asterisk, beneath the heading "Margin Requirement Calculations", and substituting therefor the following:

* to a maximum of $1,000,000, reducing to (i) .30 to a maximum of $750,000 from and after January 1, 1997; and (ii) .20 to a maximum of $500,000 from and after January 1, 1998.

                                   ARTICLE III

                                  MISCELLANEOUS

3.1 Representations and Warranties; No Default. On and as of the date of execution of this Second Loan Amending Agreement and after giving effect to this Second Loan Amending Agreement, the Borrower and Cantel jointly and severally
(a) confirm, reaffirm and restate the representations and warranties set forth in Article 5 of the Original Loan Agreement, as amended by the First Loan Amending Agreement, except to the extent that such representations and warranties relate solely to an earlier

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                                       -5-

date in which case the Borrower and Cantel jointly and severally confirm, reaffirm and restate such representations and warranties for such earlier date in all material respects, provided that the references therein shall be deemed to be to the Loan Agreement as amended by this Second Loan Amending Agreement; and (b) represent that no Default or Event of Default has occurred and is continuing.

3.2 Incorporation of the Loan Agreement. This Second Loan Amending Agreement is supplemental to and shall henceforth be read in conjunction with the Loan Agreement, and the Loan Agreement and this Second Loan Amending Agreement shall henceforth have effect so far as practicable as if all the provisions thereof and hereof were contained in one instrument.

3.3 Reference to and Effect on the Loan Agreement. On and after the date hereof, each reference in the Loan Agreement to "this agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Loan Agreement in any and all agreements, documents and instruments delivered by all or any one or more of the parties thereto and any other Person shall mean and refer to the Loan Agreement as amended hereby. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.4 Confirmation of Security. The Borrower hereby confirms that the Security Documents to which it is a party continue to remain in full force and effect, unamended, for the benefit of the Lender and continue to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

3.5 Confirmation of Guarantee. Cantel hereby confirms that the Letter of Guarantee remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities and obligations of the Borrower under the Loan Agreement as amended hereby.

3.6 Confirmation of Postponement Agreement. Cantel hereby confirms that the Postponement Agreement remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

3.7 No Waiver. The execution, delivery and effectiveness of this Second Loan Amending Agreement shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other agreements or instruments delivered in connection therewith or pursuant thereto.

3.8 Expenses. The Borrower shall be obligated to reimburse the Lender for all its reasonable costs and expenses (including without limitation, reasonable legal expenses) incurred in connection with the preparation, execution and delivery of this Second Loan Amending Agreement.

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3.9 Governing Law. This Second Loan Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and Canada applicable therein and shall be treated in all respects as an Ontario contract.

3.10 Assignment. Subject to the restrictions on assignment and transfer contained in the Loan Agreement, this Second loan Amending Agreement Shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

3.11 Counterparts. This Second Loan Amending Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had all signed the documents and each of such counterparts, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

            IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day and year first above written.


                                      CARSEN GROUP INC.



                                      Per: /s/ Edward E. Meltz
                                           --------------------------
                                      Name:  EDWARD E. MELTZ
                                      Title:  PRESIDENT


                                      CANTEL INDUSTRIES, INC.


                                      Per: /s/ James P. Reilly
                                           --------------------------
                                      Name:  James P. Reilly
                                      Title:  President


                                      NATIONAL BANK OF CANADA



                                      Per: /s/ William Crossland
                                           --------------------------
                                      Name:  William Crossland
                                      Title:  Manager

                                      Per: /s/ L. Shain
                                           --------------------------
                                      Name:  L. Shain
                                      Title:  Vice President